SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



FILED BY THE REGISTRANT   [ X ]
FILED BY A PARTY OTHER THAN THE REGISTRANT   [   ]

CHECK THE APPROPRIATE BOX:
[   ]     PRELIMINARY PROXY STATEMENT
[ x ]     DEFINITIVE PROXY STATEMENT
[   ]     DEFINITIVE ADDITIONAL MATERIALS
[   ]     SOLICITING MATERIAL PURSUANT TO SECTION 240.14A-11(C) OR SECTION
          240.14A-12


                        SURGICAL TECHNOLOGIES, INC.
     -------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)


                       SURGICAL TECHNOLOGIES, INC.
     -------------------------------------------------------

                  (Name of Person(s) Filling Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
[ x ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
      6(j)(2).
[   ] $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.

   1)  Title of each class of securities to which transaction applies:
   2)  Aggregate number of securities to which transaction applies:
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
   4)  Proposed maximum aggregate value of transaction:
       Set forth the amount on which the filing fee is calculated and state how it was determined.


[   ]Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:
   2)  Form, Schedule, or Registration Statement No.:
   3)  Filing Party:
   4)  Date Filed:

                           SALT LAKE CITY, UTAH 84119
                                 (801) 974-5555

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 15, 1995

TO THE SHAREHOLDERS OF SURGICAL TECHNOLOGIES, INC.

     The annual meeting of the shareholders (the "Annual Meeting") of Surgical Technologies, Inc. (the "Company"), will be held at Little America Hotel, 500 South Main Street, Salt Lake City, Utah 84101, on Friday, September 15, 1995, at 2:00 p.m., local time, for the following purposes:

          (1) To elect two directors to each serve for a term of three years and until their respective successors are elected and qualified:

          (2) To approve the appointment of Arthur Andersen LLP as independent certified public accountants and auditors of the Company for its 1996 fiscal year; and

          (3) To transact such other business as may properly come before the Annual Meeting.

     Your board of directors unanimously recommends a vote "FOR" the above proposals which are described in more detail in the accompanying proxy statement.

     ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JULY 24, 1995 (THE "RECORD DATE"), ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING.

     THE ATTENDANCE AT AND/OR VOTE OF EACH SHAREHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH SHAREHOLDER IS ENCOURAGED TO ATTEND.

                                BY ORDER OF THE BOARD OF DIRECTORS


                                Jana K. Meyer, Secretary

Salt Lake City, Utah

Dated:  August 15, 1995


                                   IMPORTANT
REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE SELF-ADDRESSED, STAMPED ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                SPECIAL REQUEST
IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, NOMINEE, OR OTHER INSTITUTION, ONLY IT CAN VOTE YOUR SHARES. PLEASE CONTACT PROMPTLY THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR YOUR SHARES TO BE VOTED.

                          SURGICAL TECHNOLOGIES, INC.
                          2801 SOUTH DECKER LAKE LANE
                          SALT LAKE CITY, UTAH  84119
                                 (801) 974-5555

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the board of directors of Surgical Technologies, Inc. (the "Company"), to be voted at the Annual Meeting of Shareholders to be held at Little America Hotel, 500 South Main Street,, Salt Lake City, Utah 84101, on Friday, September 15, 1995, at 2:00 p.m., and at any adjournment thereof. Proxies properly executed and returned in a timely manner will be voted at the meeting in accordance with the directions set forth thereon. If no instructions are indicated, they will be voted:

     FOR the election of two directors to each serve for a term of three years and until their respective successors are elected and qualified;

     FOR the approval of the appointment of Arthur Andersen LLP as independent certified public accountants and auditors of the Company for its 1996 fiscal year; and

     IN accordance with the best judgment of the persons acting under the proxies on other matters presented for a vote.

     Any shareholder submitting a proxy may revoke it at any time before it is voted either by giving a written notice to the secretary of the Company or by voting in person at the Annual Meeting of Shareholders. If the Proxy is returned to the Company without specific direction, the Proxy will be voted in accordance with the board of directors' recommendations set forth above.

     The entire expense of this proxy solicitation will be borne by the Company. In addition to this solicitation, officers, directors, and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by mail, by telephone, or in person. This statement and form of proxy were first mailed to stockholders on or about August 15, 1995.

     Only holders of the Company's 4,328,741 shares of common stock, par value $0.01 per share (the "Common Stock"), outstanding as of the close of business on July 24, 1995 (the "Record Date"), will be entitled to vote at the meeting.
Each share of Common Stock is entitled to one vote. Holders of at least one-third of the 4,328,741 shares of the Company's Common Stock outstanding on the Record Date must be represented at the Annual Meeting to constitute a quorum for conducting business.

     All properly executed and returned proxies as well as shares represented in person at the meeting will be counted for purposes of determining if a quorum is present, whether or not the proxies are instructed to abstain from voting or consist of broker non-votes. Under the Utah Revised Business Corporation Act, matters, other than the election of directors and certain specified extraordinary matters, are approved if the number of votes cast for exceed the number of votes cast against, and abstentions and broker non-votes are not counted for purposes of determining whether a matter has been approved. Directors are elected by plurality of the votes cast, without counting abstentions and broker non-votes.

             PROPOSAL NO. 1:  ELECTION OF DIRECTORS
GENERAL

     The Company's articles of incorporation provide that the board of directors shall be divided into three classes, with each class as equal in number as practicable. One class is elected each year for a three-year term. The board of directors has nominated Rex Crosland and Donald A. Spring for election as directors to each serve for a three-year term expiring at the annual meeting for fiscal year 1998 and until their respective successor shall have been elected and qualified.

     It is intended that votes will be cast, pursuant to authority granted by the enclosed proxy, for the election of the nominee named below as director of the Company, except as otherwise specified in the proxy. In the event the nominee shall be unable to serve, votes will be cast, pursuant to authority granted by the enclosed proxy, for such person as may be designated by the board of directors. Biographical information follows for the person nominated and for each director whose term of office will continue after the Annual Meeting. The officers of the Company are elected at the annual meeting of the board of directors to hold office until their respective successors are elected and qualified. The information concerning the nominee and directors and their security holdings has been furnished by them to the Company. (See "PRINCIPAL SHAREHOLDERS" below.)

EXECUTIVE OFFICERS, DIRECTORS, AND NOMINEES

     The following table sets forth the name, age, and position of each executive officer and director of the Company:

     Name                Age    Office
     ----                ---    ------

     Rex Crosland         71    Chief Executive Officer, President,
                                Chairman
     Rockwell D. Schutjer 49    Vice-President-Operations, Treasurer,
                                Director
     Todd B. Crosland     35    Vice-President-Finance, Director
     Reed Fogg            57    Director
     Donald A. Spring     57    Director


NOMINEES

     The board of directors' nominees for election for a three-year term expiring at the 1998 annual meeting of the shareholders of the Company are:

     Rex Crosland, a co-founder of the Company, has served as chairman, chief executive officer, and president of the Company since its inception. Mr. Crosland was also founder and chairman of Mountain States Insulation & Supply Company and Rocmont Industrial Corporation, two of the Company's subsidiaries that discontinued operations in early 1992. Mr. Crosland has also been the chairman and president of R.C. Enterprises, a real estate investment company since 1975. Mr. Crosland's term of office as a director continues until the 1995 Annual Meeting.

     Donald A. Spring was elected a director in September 1992. Dr. Spring is president and medical director of Sierra Heart Institute at Washoe Medical Center, Reno, Nevada, and director of the cardiac laboratory at Sparks Family Hospital, Sparks, Nevada. Dr. Spring's term of office as a director continues until the 1995 annual meeting.

OTHER DIRECTORS

     Reed Fogg became a director of the Company at the 1992 annual meeting held in August 1992. Dr. Fogg specializes in orthopedics related to the lumbar spine. For in excess of the past five years he has served as the chairman of the Department of Orthopedic Surgery at Cottonwood Hospital and Medical Director of the Intermountain Spine Institute, both in Salt Lake City, Utah. Dr. Fogg graduated from the University of Utah School of Medicine in 1962. Dr. Fogg's term of office as a director continues until the 1997 annual meeting.
     Rockwell D. Schutjer, a co-founder of the Company, has served as an officer and director of the Company since its inception. Mr. Schutjer currently serves as vice-president-operations, director, and treasurer. From 1983 until January 1992, Mr. Schutjer was co-founder and president of Rocmont Industrial Corporation, a Company subsidiary discontinued in early 1992. Mr. Schutjer received his B.S. degree in business finance from the University of Utah. Mr. Schutjer's current term of office as a director continues until the 1996 Annual Meeting.

     Todd B. Crosland, a co-founder of the Company, was executive vice-president-operations of the Company from inception until December 1989. In December 1989, Mr. Crosland was appointed to vice-president-finance and in December 1992, became a director of the Company. From 1984 through 1988 he owned an auto import dealership, Autobahn Imports, of Salt Lake City, Utah. Mr. Crosland received a B.A. degree in business finance from the University of Utah. Mr. Crosland's current term of office as a director continues until the 1996 Annual Meeting.

     Rex Crosland is the father of Todd B. Crosland and the father-in-law of Rockwell D. Schutjer.

BOARD MEETINGS AND COMMITTEES

     The board of directors had one formal meeting during the 1995 fiscal year, at which all of the directors were in attendance. The directors also met informally on several occasions throughout the year and discussed the business and affairs of the Company. Additionally, the board of directors took several actions through unanimous written consent in lieu of a meeting. Directors who are not employees received $1,000 for each of the meetings they attended, plus reimbursement of direct expenses incurred in attending the meetings. Directors who are employees of the Company receive no compensation for services as directors.

     The board of directors has standing audit, compensation, and option committees.

     Members of the audit committee for the 1995 fiscal year were Rockwell D. Schutjer, Reed Fogg, and Donald A. Spring. These three individuals will continue to serve as members of the audit committee for the 1996 fiscal year, provided that Mr. Spring is elected to the board of directors. The audit committee met once during the fiscal year ended March 31, 1995. The audit committee is responsible for assuring that, in all material respects, management shall cause the Company's financial statements to comply with applicable laws and regulations and to make fair and accurate disclosure of the Company's financial position and its results of operations. The audit committee meets with the Company's financial officers and employees and independent public accountants to review the Company's financial statements and reporting practices, the system of internal accounting controls, and the scope, results, and fees associated with services performed by the independent public accountants.

     Members of the compensation committee for the 1995 fiscal year were Rex Crosland and Reed Fogg. These two individuals will continue to serve as members of the compensation committee for the 1996 fiscal year, provided that Mr. Crosland is elected to the board of directors. The compensation committee met once during the fiscal year ended March 31, 1995. The compensation committee recommends to the board of directors compensation of the officers of the Company and the board of directors and its committees, except the compensation committee.

     The Company also has an option committee which determines the number, if any, and terms of any options granted by the Company, except to members of such committee. Members of the option committee for the 1995 fiscal year were Reed Fogg and Donald A. Spring. These two individuals will continue to serve as members of the option committee for the 1996 fiscal year, provided Mr. Spring is elected to the board of directors. The option committee met once during the fiscal year ended March 31, 1995.

VOTE REQUIRED

     Directors are elected by a plurality of the votes cast by a quorum of the shares entitled to vote and represented in person or by proxy at the Annual Meeting. There is no provision for cumulative voting.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Based solely upon a review of forms 3, 4, and 5 and amendments thereto, furnished to the Company during or respecting its last fiscal year, no director, officer, beneficial owner of more than 10% of any class of equity securities of the Company or any other person known to be subject to Section 16 of the Exchange Act of 1934, as amended, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act for the last fiscal year or prior fiscal years, except that one report covering one 1994 transaction was not timely filed by Rex Crosland, one report covering a sale of 500 shares of common stock by the spouse of Rockwell D. Schutjer in 1992 was not filed and one report filed in 1992 by Mr. Schutjer contained a coding error that reported he had sold 1,000 shares of common stock that were actually sold by his spouse.

                             EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation awarded to, earned by, or paid to the chief executive officer of the Company, Rex Crosland, as of the end of the fiscal year ended March 31, 1995. None of the Company's other four most highly compensated executive officers as of the end of the last fiscal year received a total annual salary and bonuses in excess of $100,000 for all services rendered in all capacities to the Company, including its subsidiaries.


SUMMARY COMPENSATION TABLE
                                                                            Long Term Compensation

                                              Annual Compensation                  Awards            Payouts

           (a)               (b)        (c)         (d)           (e)         (f)        (g)          (h)          (i)
                                                             Other Annual             Securities
                                                             Compen-sation  Restric   Underlying                All Other
                            Year                                  ($)         ted      Options/       LTIP       Compen-
        Name and            Ended     Salary       Bonus                     Stock       SARs       Payouts      sation
   Principal Position      Mar. 31      ($)         ($)                     Award(s)      (#)          ($)          ($)
                                                                              ($)


Rex Crosland                1995        $50,000          --    $3,698(1)            --            --          --           --
 Chief Executive Officer    1994         50,000          --     3,698(1)            --        50,000          --           --
                            1993         50,000          --     3,698(1)            --        55,000          --           --

(1)  Consists of reimbursement of automobile expenses.

     Effective September 1, 1989, the Company entered into five year employment agreements with Rex Crosland and other executive officers. The annual compensation to Mr. Crosland under such agreements, subject to increase at the discretion of the board of directors, was $100,000. For the 1995, 1994, and 1993 fiscal years, Mr. Crosland's salary was reduced to $50,000. Mr. Crosland's employment agreement provided for incentive compensation as determined by the board of directors based on his contributions to the Company and other factors deemed relevant by the board or compensation committee. The agreement included a covenant not to compete for one year after termination of employment in certain limited geographical areas. Mr. Crosland also receives reimbursement for certain automobile expenses and pays for life insurance and medical benefits on the same terms as provided to other employees.

     Since expiration of the employment agreements on September 1, 1994, Mr. Crosland and the other executive officers of the Company have continued to be employees of the Company on a month-to-month basis. Such employment is on the same terms and conditions as contained in the employment agreements.

     During the last completed fiscal year, the Company did not grant options and stock appreciation rights ("SARs") to the chief executive officer of the Company.

     The following table set forth information respecting the exercise of options and SARs during the last completed fiscal year by the chief executive officer of the Company and the fiscal year end values of unexercised options and SARs.

                                           AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL
                                                 YEAR AND FY-END OPTION/SAR VALUES
          (a)                      (b)                      (c)                      (d)                       (e)
                                                                             Number of Securities
                                                                            Underlying Unexercised    Value of Unexercised
                                                                            Options/SARs at FY End        In-the-Money
                                                                                     (#)             Options/SARs at FY End
                                                                                                               ($)
                                                                                 Exercisable/
                                                                                Unexercisable             Exercisable/
                            Shares Acquired on                                                            Unexercisable
         Name                  Exercise (#)          Value Realized ($)

Rex Crosland             --                       --                       105,000/--               --/--


1992 DIRECTORS' STOCK OPTION PLAN

     In June 1992, the board of directors adopted the 1992 Directors' Stock Option Plan (the "1992 Directors' Plan"), pursuant to which stock options are automatically awarded to those directors who are not officers or employees of the Company (the "Outside Directors"). It is anticipated there will be two or three outside directors eligible each year under the 1992 Directors' Plan.
Under the terms of the 1992 Directors' Plan, starting at the 1992 annual meeting of shareholders, each Outside Director who is elected for the first time to the board of directors receives options to purchase 10,000 shares of Common Stock. Thereafter, options to purchase 5,000 shares of Common Stock will be issued to each Outside Director every fiscal year 10 days after the year end results of operations are released to the public. Under this plan, on August 10, 1993, the Company issued options to purchase at $4.25 per share a total of 10,000 shares to the Company's two Outside Directors. All options have an exercise price equivalent to the market price of the Common Stock at the time of grant. The 1992 Directors' Plan will terminate in 1997 after options, if any, are issued after the release of operating results for the fiscal year ended March 31, 1997. The 1992 Directors' Plan was adopted to increase participation by the directors in the equity ownership of the Company and to aid the Company in recruiting and retaining directors who will continue to use their best efforts to promote the success of the Company's business.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
    In May 1993, the Company's president, Rex Crosland, purchased an approximately 43,000 square foot office, manufacturing, research, and warehouse facility, including certain office and manufacturing equipment, located at 2801 South Decker Lake Lane, Salt Lake City, Utah, from an unrelated seller at a purchase price of $2,200,000. The Company subsequently leased the property from Mr. Crosland and incurred total rental expenses during the fiscal year ended March 31, 1994, of approximately $25,500. In February 1994, the Company purchased the facilities and related machinery and equipment from Mr. Crosland in consideration of a $1,570,600 promissory note and $1,076,000 paid by issuing 400,000 shares of its restricted common stock. The 400,000 shares were valued at $2.69 per share, an approximate 14% discount from the market price of $3.124 on the date the transaction was approved by the board of directors. This discount was based on the restricted status of the securities and the fact that such a large block of thinly traded stock could not be readily sold. The promissory note was issued bearing interest at 7.25% per annum with monthly payments through July 1, 1994. At the time of completing the purchase of the facility, the Company also purchased certain office equipment from Mr. Crosland for $71,600, the approximate fair market value of such items as of the date of purchase.

    On April 22, 1994, the Company refinanced its $1,576,000 note to Mr. Crosland by issuing a long-term note payable in the amount of $1,000,000 to an insurance company and a short-term note payable in the amount of $570,600 to a bank. The long-term $1,000,000 note payable bears interest at 8.5% with monthly principal and interest payments of $8,521 through May 1, 1999, at which time the remaining balance is due, and is secured by the property and building. The $570,600 note payable was paid in full by the Company in August 1994 from proceeds from the sale of common stock and the refinancing of the Company's revolving line of credit.

    Effective March 31, 1995, the Company sold the facilities and related machinery and equipment, excluding 5.3 acres of contiguous unimproved property (see below), to an unrelated purchaser for $2,100,000 paid by issuing to the Company a promissory note in the amount of $981,375.32 on the same terms as the Company's long-term note payable, and paying the remaining purchase price in cash to the Company in April 1995. The Company rents a portion of the facilities for its offices and operations for monthly payments of $8,521.

    On May 8, 1995, the Company sold approximately 5.3 acres of contiguous unimproved property previously purchased from Mr. Crosland, but excluded in the sale referred to in the preceding paragraph, for $397,350 in cash.

    The foregoing transactions with Mr. Crosland were not the result of arm's length negotiations, but in the opinion of management, are on terms as favorable to the Company as could be obtained in arm's length transactions.

                             PRINCIPAL SHAREHOLDERS



     The table below sets forth information as to each person owning of record or who was known by the Company to own beneficially more than 5% of the 4,328,741 shares of issued and outstanding Common Stock of the Company as of July 24, 1995, and information as to the ownership of the Company's Common Stock by each of its directors and executive officers and by the directors and executive officers as a group. Except as otherwise indicated, all shares are owned directly, and the persons named in the table have sole voting and investment power with respect to shares shown as beneficially owned by them.

NAME AND ADDRESS                NATURE OF          NUMBER OF
OF BENEFICIAL OWNERS            OWNERSHIP          SHARES OWNED      PERCENT

PRINCIPAL SHAREHOLDER
  Rex Crosland(1)               Common Stock            1,300,003      30.0%
  2801 South Decker Lake        Options                   105,000       2.4%
                                                      -----------
    Lane
  Salt Lake City, Utah 84119    Total                   1,405,003      31.7%

DIRECTORS
  Rex Crosland                  - - - - - - - - - - - - - - - See Above - - -
                                            - - - - - - - - - - -

  Rockwell D. Schutjer(1)(2)    Common Stock               93,724       2.2%
                                Options                    70,000       1.6%
                                                      -----------

                                Total                     163,724       3.7%

  Todd B. Crosland(1)           Common Stock(3)           123,439       2.9%
                                Options                    55,000       1.3%
                                                      -----------

                                Total                     178,439       4.1%

  Reed Fogg                     Options(4)                 20,000       0.5%

  Donald A. Spring              Options(4)                 20,000       0.5%

ALL EXECUTIVE OFFICERS AND      Common Stock            1,517,166      35.1%
  DIRECTORS AS A GROUP (5       Options                   270,000       5.9%
  PERSONS)                                             -----------
                                Total                                  38.9%
                                                        1,787,166


(1)Todd B. Crosland is the adult son and Rockwell D. Schutjer is the son-in-law of Rex Crosland. Rex Crosland disclaims any beneficial ownership in the shares held by such persons.
(2)Includes shares held in the name of spouse of which the person is deemed a beneficial owner.
(3)Includes shares held by TBC Limited, a family partnership of which Todd B. Crosland is the general partner.
(4)See "EXECUTIVE COMPENSATION:  1992 Directors' Stock Option Plan."

                PROPOSAL NO. 2:  RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
     The Company's auditors for the 1995 fiscal year were Arthur Andersen LLP, certified public accountants. The Company has engaged Arthur Andersen LLP as its auditors for its current fiscal year and is presenting this selection to the shareholders for ratification. While ratification by the shareholders of this appointment is not required by law or the Company's certificate of incorporation or bylaws, the Company believes such ratification is desirable. If the appointment is not approved by the shareholders, the board of directors will, upon consultation with the audit committee, select other independent accountants. If Arthur Andersen LLP declines to act, becomes incapable of acting, or if its engagement is otherwise terminated by the audit committee (none of which events are currently anticipated), the board of directors will appoint other auditors for the current fiscal year. It is anticipated that representatives of Arthur Andersen LLP will be present at the Annual Meeting to respond to questions from the shareholders in attendance and to make a statement to the shareholders if they so desire.

     The board of directors recommends a vote "FOR" the proposal to ratify the appointment of Arthur Andersen LLP as the Company's independent certified accountants and auditors for fiscal year 1996. Ratification will occur if more shareholders vote in favor of the proposal than against.

     On March 9, 1994, the Company selected Arthur Andersen LLP to audit and report on the Company's financial statements for the year ended March 31, 1994, and dismissed Grant Thornton LLP as the Company's previous auditor.

     The audit committee and the board of directors approved the change of auditors.

     The report of Grant Thornton LLP on the Company's financial statements, consisting of consolidated balance sheets as of March 31, 1993, and 1992, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended March 31, 1993, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two fiscal years and the subsequent interim period preceding the dismissal of Grant Thornton LLP, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     During the two fiscal years and the subsequent interim period preceding Grant Thornton LLP's dismissal, the Company was not advised by Grant Thornton LLP that internal controls necessary for the Company to develop reliable financial statements did not exist nor that information came to its attention that led it to no longer be able to rely on management's representations or that made it unwilling to be associated with the financial statements prepared by management. The Company has not been advised by Grant Thornton LLP of the need to expand significantly the scope of the Company's audit, nor has the Company been advised that during the two fiscal years and the subsequent interim period preceding its dismissal, information has come to the attention of Grant Thornton LLP that on further investigation may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or financial statements issued covering the fiscal period immediately subsequent to March 31, 1993, or (ii) cause Grant Thornton LLP to be unwilling to rely on management's representations or be associated with the Company's financial statements. The Company has not been advised by Grant Thornton LLP that information has come to its attention that it concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued covering the fiscal period immediately subsequent to March 31, 1993, and, due to the dismissal of Grant Thornton LLP, such issue was not resolved to its satisfaction prior to its dismissal.

     No consultations occurred between the Company and Arthur Andersen LLP during the two fiscal years and the subsequent interim period prior to Arthur Andersen LLP's appointment regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion, or other information considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue.

                             SHAREHOLDER PROPOSALS
     No proposals have been submitted by shareholders of the Company for consideration at the Annual Meeting. It is anticipated that the next annual meeting of shareholders will be held during August 1996. Shareholders may present proposals for inclusion in the proxy statement to be mailed in connection with the 1996 annual meeting of shareholders of the Company, provided such proposals are received by the Company no later than April 15, 1996, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the certificate of incorporation and bylaws of the Company.

                                 OTHER MATTERS
     Management does not know of any business other than that referred to in the Notice which may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

     In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign, and return it promptly in the envelope provided. No postage is required if mailed in the United States. The signing of a proxy by no means prevents your attending the Annual Meeting.

                                   By order of the Board of Directors,

                                   SURGICAL TECHNOLOGIES, INC.


                                   /s/ Jana K. Meyer
                                   Jana K. Meyer, Secretary

Salt Lake City, Utah
August 15, 1995